Keefe, Bruyette & Woods
2012 Regional Bank Conference
February 29, 2012

Forward Looking Statements &
Additional Information
This presentation may contain, and during this presentation our management may make statements that may constitute
“forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside our control. Forward-looking statements include, among other things, statements regarding our financial performance, business prospects, future growth and operating strategies, objectives and results. Actual results, performance or developments could differ materially from those expressed or implied by these forward-looking statements. Important factors that could cause actual results to differ from those in the forward-looking statements include, among others, those discussed in our Annual Report on Form 10-K, the preliminary prospectus supplement and other reports filed with the Securities and Exchange Commission, copies of which will be made available upon request.
With the exception of fiscal year end information previously included in the audited financial statements in our Annual Report on Form 10-K, the information contained herein is unaudited. Except as required by law, we undertake no duty to update the contents of this presentation after the date of this presentation.
The Company’s accounting and reporting policies conform to U.S. generally accepted accounting principles (“GAAP”) and general practice within the banking industry. As a supplement to GAAP, the Company has provided non-GAAP performance results. The Company believes that these non-GAAP financial measures are useful because they allow investors to assess the
Company’s operating performance. Although the non-GAAP financial measures are intended to enhance investors’
understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP.

Presentation Index
  Who We Are
  Operating Performance
  Credit and Capital
  Going Forward

Who Are We

First Midwest

WISCONSIN
Kenosha
McHenry
Lake
Lake Michigan
IOWA
DeKalb
Kane
DuPage
Cook
Scott
Kendall
Rock Island
LaSalle
Will
Porter
Lake
Grundy
Knox
Jasper
Newton
ILLINOIS
INDIANA
Vermillion
Champaign

Overview Of First Midwest
Note: Information as of December 31, 2011.
1 Includes $261mm in covered loans stemming from three FDIC-assisted transactions since September 30, 2009.
2 Source: SNL Financial. Non-downtown ranking and market share based on total deposits in Chicago MSA less deposits in the city of Chicago. Data as of June 30, 2011 reflects acquisitions post June 30, 2011.
3Defined as total deposits less time deposits.
  Headquartered In Suburban Chicago
  $8.0bn Assets
  $5.3bn Loans1
  $6.5bn Deposits
  74% Transactional3
  $5.0 bn AUM Wealth Management
  $73mm Avg Deposits Per Branch
  #8 in Market Share in Non-
 Downtown Chicago MSA2

First Midwest Bank

strong, trusted and honored

J.D. POWER

"Highest Customer Satisfaction with Retail Banking in the Midwest"

TOP 100 WORKPLACES 2011
Chicago Tribune
TOP WORKPLACES 2010

Operating Performance

Significant Fourth Quarter Events
  Organizational Realignment
  Elimination Of Approximately 100 Positions
  Resulted In Severance-Related Costs Of $2.0 Million
  Redeemed $193.0 Million Of TARP Preferred Shares
  Redeemed Related Common Stock Warrant
  Resulted In One-time, $1.5 Million/$0.02 Per Share 4Q Charge
  Eliminates Preferred Dividends Of $10.3 Million Annually
  Acquired $106.7 Million In Deposits
  Approximately $70 Million Of Core Deposits
  Resulted In A Gain Of $1.1 Million

	Quarters Ended			Years Ended
	December 31,			December 31,
	2011	2010	Change	2011	2010	Change

Net Income	$ 6.9	$ (28.2)	NA	$ 36.6	$ (9.7)	NA

PTPP Core Operating Earnings2	$ 32.9	$ 35.0	(6%)	$ 131.1	$ 136.4	(4%)

Total Fee Based Revenue	$ 23.9	$ 22.4	7%	$ 94.2	$ 86.8	9%

Net Interest Margin	3.95%	4.02%	(2%)	4.04%	4.13%	(2%)

Efficiency Ratio	61.42%	59.08%	4%	61.29%	58.84%	4%
Improved Overall Earnings
Stable Core And Margin
1Dollar amounts in millions.
2PTPP represents Pre-Tax, Pre-Provision earnings, which is a non-GAAP financial measure. For reconciliation to GAAP measure, please refer to the appendix.
Performance Highlights
Key Operating Metrics1

	As Of
	December 31,		Change
	2011	2010	YoY

Loans, End Of Period2	$ 5,349	$ 5,472	(2%)

YTD Avg. Core Transactional Deposits3	$ 4,755	$ 4,322	10%

Tier 1 Common	10.26%	9.81%	5%

YTD Charge-Offs	$ 103.7	$ 147.1	(30%)

NPAs + 90 Days Past Due4	$ 248.4	$ 269.5	(8%)

Loans 30-89 Days Past Due	$ 27.5	$ 23.6	17%
Performance Highlights
Balance Sheet Metrics1
Strong Capital And Liquidity
Credit Metrics Improving
1Dollar amounts in millions.
2Includes covered loans acquired from FDIC-assisted transactions totaling $261 million and $372 million as of 31-Dec-11 and 31-Dec-10, respectively.
3Defined as total deposits less time deposits.
4Excludes covered loans.

First Midwest

4.60%
4.20%
3.80%
3.40%
3.00%
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11

66%
64%
62%
60%
58%
56%
54%
52%
50%
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11

Pre-Tax, Pre-Provision Earnings [2] / RWA

2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
FMBI
Chicago Peers[3]
National Peers[4]

Source: FMBI based on internal data; peer data from SNL Financial.

[1]Equal to non-interest expense divided by fully taxable equivalent (FTE) net interest income and non-interest income. Excludes nonrecurring items; items sourced from SNL.

Core Business Is Solid
²This is a non-GAAP financial measure. For reconciliation to GAAP measure, please refer to the appendix.
³Chicago Peers based on median of MBFI, PVTB, TAYC, and WTFC.
4National Peers based on median of SRCE, CHFC, CRBC, FCF, FMER, MBFI, ONB, PNFP, PVTB, PFS, STSA, SUSQ, UMBF, UMPQ, TAYC, TCBI, TRMK, VLY, WSBC, and WTFC.
Net Interest Margin
Efficiency Ratio1

First Midwest

Deposit Trends

0.72%
0.62%
0.56%
0.47%
0.47%
0.43%
0.40%
0.36%
$5,874
$6,214
$6,497
$6,660
$6,466
$6,556
$6,608
$6,556
$1,957
$1,916
$2,023
$2,069
$1,938
$1,813
$1,731
$1,689
$1,111
$1,156
$1,226
$1,302
$1,240
$1,206
$1,237
$1,238
$922
$1,157
$1,173
$1,076
$1,044
$1,127
$1,130
$1,063
$760
$804
$833
$865
$902
$945
$940
$953
$1,124
$1,181
$1,242
$1,348
$1,342
$1,465
$1,570
$1,613
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Demand
Savings
NOW
Money Market
Time
Cost Of Deposits

Deposit Mix December 31, 2011

Demand 25%
Savings 14%
NOW 16%
Money Market 19%
Time 26%

Dollar amounts in millions.
1 Based on quarterly average deposit mix as of December 31, 2011.
Strong Deposit Mix1
Total Deposits = $6.6bn

Credit and Capital

First Midwest

Loan Portfolio Overview

Home Equity 8%
Real Estate - 1-4 Family 3%
Other Consumer 1%
Covered 5%
Consumer 12%
Commercial 83%
C & I 32%
Office, Retail & Industrial 24%
Residential Construction 2%
Commercial Construction 3%
Multi-Family 5%
Other CRE 17%

  Branch originated
  Home equity dominated
  ~95% in footprint
  83% of portfolio, 51% CRE
  Diversified + granular
  Most have personal guarantees
  36% of CRE is owner-occupied
Consumer Loans = $660mm
Commercial Loans = $4.4bn
Total Loans = $5.3bn
Note: Loan data as of December 31, 2011.
Covered Loans = $261 mm
  Performing Better Than Originally Expected
  Losses Mitigated By Loss-Share

	Dec. 31	% of	Dec. 31	% of	%
Loan Type1	2011	Total	2009	Total	Chg.
Commercial and Industrial	$ 1,458	29%	$ 1,438	28%	1%
Agricultural	244	5%	210	4%	16%
Office, Retail, Industrial	1,299	26%	1,213	23%	7%
Multi-Family	288	6%	334	6%	(14%)
Residential Construction	106	2%	314	6%	(66%)
Commercial Construction	145	3%	231	4%	(37%)
Other Commercial Real Estate	888	17%	799	15%	11%
Subtotal Commercial	4,428	87%	4,539	87%	(2%)

1-4 Family Mortgages	201	4%	140	3%	44%
Consumer	459	9%	524	10%	(12%)
Total	$ 5,088	100%	$ 5,203	100%	(2%)
Greater Commercial And Owner-Occupied CRE
Reduced Construction, Re-entry To 1-4 Family
Changing Loan Mix
Note: Excludes covered loans acquired in FDIC-assisted transactions.
1 Dollar amounts in millions.

First Midwest
$400
$350
$300
$250
$200
$150
$100
$50
$-
NPAs + 90s
7%
6%
5%
4%
3%
2%
1%
0%
NPAs + 90s / Loans + OREO
6.39%
5.05%
5.25%
4.34%
4.85%
$336
$266
$269
$223
$248
4Q 2009
2Q 2010
4Q 2010
2Q 2011
4Q 2011
NPAs + 90s
NPAs + 90s / Loans + OREO

Significant Credit Improvement
Strong Capital, Proactive Remediation
($ in millions)
NPAs + 90s / TCE + LLR	54.9%	32.2%	34.7%	27.8%	31.0%

First Midwest

Tier 1 Common[1]

14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
10.3%
8.9%
11.2%
FMBI
Chicago Peers[3]
National Peers[4]

100%
80%
60%
40%
20%
0%
31.0%
32.2%
19.7%
FMBI
Chicago Peers[3]
National Peers[4]

 Source: Company data and SNL Financial.
 1FMBI as of December 31, 2011, Peer data as of September 30, 2011.
 2Data as of December 31, 2011
 3Chicago Peers based on median of MBFI, PVTB, TAYC and WTFC.
 4National Peers based on median of SRCE, CHFC, CRBC, FCF, FMER, MBFI, ONB, PNFP, PVTB, PFS, STSA, SUSQ, UMBF, UMPQ, TAYC, TCBI, TRMK, VLY, WSBC, and WTFC.
NPA + 90 / TCE + LLR2
Strong Capital Foundation
First Midwest vs. Peers

TARP Redemption Completed
Overview
  Redeemed $193 million of preferred stock and
 outstanding warrant
  One-time, $1.5 million/$0.02 per share 4Q charge
  Eliminates preferred dividends of $10.3 million, or $0.08 per share annually, net of additional borrowing costs
  Recognizes credit and operating performance
  Funded through senior notes and cash on hand
  $115 million, 5 year notes @ 5.875%
  No equity component
 Advantageous To Shareholders
 Maintains Capital Flexibility

Going Forward

First Midwest

Strategic Priorities

2010
2011
2012
2013
2014
Credit
Growth
Capital

 Remediate Liquidate & Originate Originate
 Positioning
 FDIC FDIC & M&A M&A
 Defensive Offensive

Priorities Refocusing, Improving Execution
Delivering On Multiple Fronts
1. Asset Formation
3. Efficiency
2. Fee Income/Deposits
4. Investment In Core
  New Mortgage Sales Platform
  Asset-Based Lending Team
  Commercial Sales Team
  Wealth Management
  Core Deposit Growth
  Organizational Realignment
  Remediation Costs
  Market Entry - Downtown Chicago, DuPage
  Internet And ATM Platform
  High Customer And Employee Satisfaction

First Midwest

First Midwest Bank
strong, trusted
and honored
TOP 100 WORKPLACES 2011
Chicago Tribune
TOP WORK PLACES 2010
"Highest Customer Satisfaction
with Retail Banking in the Midwest"

Market Disruption
  Environment Creates Opportunities

  In Greater Chicago Area
  ~ 30 Failures Since Start Of 2009
  ~ 40 Institutions ($19 Billion) With Texas Ratio > 100%
  Well Positioned To Benefit
  Strong Capital Position
  Solid Reputation: In Marketplace 70+ Years
  Expanded Sales Force
  Experienced Management

  Selective Criteria
  Ability To Strengthen The Company

  Leverages Our Skills
  Local Market Knowledge
  Core Competency
  Experienced And Successful Acquirer
  7 Deals, $2.9bn Since 2003

  FDIC-Assisted Deals Becoming More Competitive
  Deals Likely Smaller
  Eventual Shift From Assisted To Unassisted
Acquisition Opportunities

Why Invest in First Midwest…
  Premier Community Banking Franchise
  Investing in Our Business
  Working Through Cycle
  Solid Capital; Liquidity
  Experienced Management Team
  Market Opportunities Available
Positioned For Long-term Success

Questions

Appendix

First Midwest

Reconciliation of Non-GAAP Measures

Pre-Tax, Pre-Provision Operating Earnings[1]
(Dollar amounts in thousands)

	Quarters Ended December 31, 2011	Quarters Ended December 31, 2010	Years Ended December 31, 2011	Years Ended December 31, 2010
Pre-Tax, Pre-Provision Earnings				
Income before taxes	$ 7,220	$ (53,225)	$ 41,071	$ (38,228)
Provision for credit losses	21,902	73,897	80,582	147,349
Pre-tax, pre-provision earnings	29,122	20,672	121,653	109,121
Non-operating earnings:				
Security (losses) gains, net	(110)	1,662	2,410	12,216
Gain on FDIC-assisted transaction	-	-	-	4,303
Gain on acquisition of deposits	1,076	-	1,076	-
Losses realized on OREO	(1,425)	(15,412)	(9,686)	(40,480)
Actuarial pension adjustment	(1,285)	-	(1,282)	-
Severance-related costs stemming from a reduction in workforce	(2,000)	-	(2,000)	-
Integration costs associated with FDIC-assisted transactions	-	(576)	-	(3,324)
Total non-operating items	(3,744)	(14,326)	(9,482)	(27,285)
Pre-tax, pre-provision core operating earnings[1]	**$ 32,866**	**$ 34,998**	**$ 131,135**	**$ 136,406**

[1]The Company's accounting and reporting policies conform to GAAP and general practices within the banking industry. As a supplement to GAAP, the Company has provided this non-GAAP performance result. The Company believes that this non-GAAP financial measure is useful because it allows investors to assess the Company's operating performance. Although this non-GAAP financial measure is intended to enhance investors' understanding of the Company's business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP.